September 1, 2024
Summary
Prospectus
Victory Aggressive Growth Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAUX	UIAGX	—	—	—
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2024, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
(800) 235-8396

Victory Aggressive Growth Fund Summary
Investment Objective
The Victory Aggressive Growth Fund (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.40%	0.36%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.24%	0.55%
Total Annual Fund Operating Expenses	0.64%	0.91%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.64%	0.63%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the first $750 million of average daily net assets, 0.40% for that portion of average daily net assets in excess of $750 million but not over $1.5 billion, and 0.33% for that portion of average daily net assets in excess of $1.5 billion) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Large-Cap Growth Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.75% and 0.70% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2025. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Aggressive Growth Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$65	$205	$357	$798
Institutional Shares	$64	$262	$476	$1,094
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests primarily in equity securities of large-capitalization companies (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index) that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund’s Adviser allocates the Fund’s assets among the Adviser’s internal investment teams. The managers implement a fundamentally driven security selection investment process that seeks to identify companies that will provide superior portfolio returns over the long term.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Victory Aggressive Growth Fund Summary
Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. The S&P 500® Index serves as the Fund's regulatory broad-based securities market index. We assume reinvestment of dividends and distributions.

Victory Aggressive Growth Fund Summary
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	30.56%	June 30, 2020
Lowest Quarter	-22.68%	June 30, 2022

Year-to-date return	23.28%	June 30, 2024

Average Annual Total Returns (For the Periods Ended December 31, 2023)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	48.36%	14.45%	11.59%
FUND SHARES After Taxes on Distributions	48.36%	12.81%	9.48%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	28.63%	11.32%	8.88%
INSTITUTIONAL SHARES Before Taxes	48.51%	14.49%	11.66%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes[1]	26.29%	15.69%	12.03%
Russell 1000® Growth Index reflects no deduction for fees, expenses, or taxes	42.68%	19.50%	14.86%
Lipper Large-Cap Growth Funds Index reflects no deduction for taxes	42.03%	16.93%	12.88%
1
Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the S&P 500® Index, which represents the 500 largest companies in the U.S. equity market.

Victory Aggressive Growth Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s NewBridge Asset Management (“NewBridge”) and RS Investments Growth (“RS Growth”) investment franchises and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Erick F. Maronak	Chief Investment Officer, NewBridge	Since 2019
Jason E. Dahl, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since 2019
Michael B. Koskuba	Senior Portfolio Manager/Analyst, NewBridge	Since 2019
Kristin Fong	Junior Portfolio Manager/Analyst, NewBridge	Since March 2022
D. Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since 2019
Christopher Clark, CFA	Portfolio Manager, RS Growth	Since 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Victory Aggressive Growth Fund Summary
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
98008-0924